MALT05-6 POOL 2	Fixed Master Stratification
UBS Investment Bank

Pool Summary
Number of Loans: 174
Aggregrate Scheduled Principal Balance: $76,237,476
Minimum Scheduled Principal Balance: $33,352
Maximum Scheduled Principal Balance: $1,970,801
Average Scheduled Principal Balance: $438,146
Minimum Mortgage Interest Rate: 4.875%
Maximum Mortgage Interest Rate: 7.500%
WA Mortgage Interest Rate: 5.707%
Minimum Remaing Scheduled Term: 110
Maxinum Remaining Scheduled Term: 179
WA Remaining Scheduled Term: 176
Minimum Original LTV: 14.54%
Maximum Original LTV: 90.00%
WA Original LTV: 60.68%
Latest Maturity: 20201001
Prepay %: 29.06%
Interest Only %: 0.00%
Conforming %: 12.30%
BLN %: 0.13%
WA Seasoning: 3
WA Original Term: 179

Range of Current Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$25,001 - $50,000	3	$122,764	0.16%
$50,001 - $75,000	3	191,795	0.25
$75,001 - $100,000	9	823,225	1.08
$100,001 - $125,000	8	909,612	1.19
$125,001 - $150,000	8	1,112,486	1.46
$150,001 - $175,000	4	651,001	0.85
$175,001 - $200,000	5	906,292	1.19
$200,001 - $250,000	12	2,697,211	3.54
$250,001 - $300,000	2	586,852	0.77
$300,001 - $350,000	4	1,322,111	1.73
$350,001 - $400,000	20	7,619,028	9.99
$400,001 - $450,000	18	7,695,059	10.09
$450,001 - $500,000	23	11,058,931	14.51
$500,001 - $550,000	12	6,286,848	8.25
$550,001 - $600,000	13	7,480,391	9.81
$600,001 - $650,000	4	2,498,530	3.28
$650,001 - $700,000	5	3,412,679	4.48
$700,001 - $750,000	4	2,887,444	3.79
$750,001 - $800,000	1	761,500	1.00
$800,001 - $850,000	6	5,015,977	6.58
$900,001 - $950,000	1	900,574	1.18
$950,001 - $1,000,000	5	4,905,380	6.43
$1,000,001 or more	4	6,391,787	8.38
Total:	174	$76,237,476	100.00%
Average Currbal Bal: 438,146

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance
4.751% - 4.875%	1	$443,415	0.58%
5.001% - 5.125%	5	2,514,553	3.30
5.126% - 5.250%	16	9,606,321	12.60
5.251% - 5.375%	10	6,534,388	8.57
5.376% - 5.500%	22	9,635,461	12.64
5.501% - 5.625%	19	9,362,566	12.28
5.626% - 5.750%	26	12,423,571	16.30
5.751% - 5.875%	22	10,433,382	13.69
5.876% - 6.000%	11	2,581,522	3.39
6.001% - 6.125%	8	2,666,463	3.50
6.126% - 6.250%	15	4,804,224	6.30
6.251% - 6.375%	4	1,982,122	2.60
6.376% - 6.500%	7	1,916,968	2.51
6.501% - 6.625%	4	919,110	1.21
7.126% - 7.250%	2	169,365	0.22
7.251% - 7.375%	1	99,924	0.13
7.376% - 7.500%	1	144,121	0.19
Total:	174	$76,237,476	100.00%
Weighted Average: 5.707%

Range of Original Loan to Value Ratios	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less	35	$14,635,491	19.20%
50.01% - 55.00%	15	6,464,504	8.48
55.01% - 60.00%	32	17,106,050	22.44
60.01% - 65.00%	17	10,107,456	13.26
65.01% - 70.00%	15	6,825,366	8.95
70.01% - 75.00%	18	8,286,264	10.87
75.01% - 80.00%	34	10,943,707	14.35
80.01% - 85.00%	2	574,910	0.75
85.01% - 90.00%	6	1,293,728	1.70
Total:	174	$76,237,476	100.00%
Weighted Average: 60.68

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	117	$48,661,395	63.83%
Planned Unit Development	29	15,801,482	20.73
Two- to Four-Family	14	6,633,964	8.70
Condominium	12	4,906,454	6.44
Coop	2	234,181	0.31
Total:	174	$76,237,476	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Cash Out Refinance Rate & Term Refinance Purchase	90 37 47	$39,917,159 20,436,817 15,883,499	52.36% 26.81 20.83
Total:	174	$76,237,476	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary Investor Secondary	145 18 11	$64,598,529 7,350,615 4,288,331	84.73% 9.64 5.62
Total:	174	$76,237,476	100.00%

Range of Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
61 – 120 121 - 180	3 171	$1,309,995 74,927,480	1.72% 98.28
Total:	174	$76,237,476	100.00%
Weighted Average: 176

Seasoning (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
1	37	$8,096,883	10.62%
2	48	18,633,144	24.44
3	38	23,096,817	30.30
4	26	14,934,569	19.59
5	9	3,428,144	4.50
6	5	3,108,221	4.08
7	6	2,868,297	3.76
9	2	1,082,485	1.42
10	2	607,129	0.80
11	1	381,787	0.50
Total:	174	$76,237,476	100.00%
Weighted Average: 3

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	74	$38,166,366	50.06%
New York	19	9,200,443	12.07
Florida	14	5,502,077	7.22
Virginia	11	5,488,252	7.20
New Jersey	10	2,434,612	3.19
Nevada	3	2,271,034	2.98
Illinois	7	2,018,956	2.65
Georgia	5	1,683,729	2.21
Arizona	4	1,325,942	1.74
Connecticut	2	1,103,996	1.45
Utah	1	959,403	1.26
Massachusetts	3	932,893	1.22
Maryland	2	910,702	1.19
Texas	2	657,356	0.86
Alaska	1	575,427	0.75
Minnesota	2	511,514	0.67
Louisiana	1	479,646	0.63
New Mexico	2	455,884	0.60
Arkansas	1	437,862	0.57
Pennsylvania	1	219,609	0.29
Nebraska	1	156,947	0.21
New Hampshire	1	147,510	0.19
Missouri	1	144,121	0.19
Ohio	1	109,139	0.14
Tennessee	1	107,633	0.14
Wisconsin	1	102,367	0.13
Indiana	2	73,074	0.10
Iowa	1	60,983	0.08
Total:	174	$76,237,476	100.00%
top zip %: 2.75

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Reduced	102	$46,492,235	60.98%
Full	27	14,870,808	19.51
No Doc	20	7,886,613	10.34
No Ratio	13	2,673,203	3.51
Streamline	5	2,291,210	3.01
Stated Doc	7	2,023,407	2.65
Total:	174	$76,237,476	100.00%

Credit Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
601 – 650 651 – 700 701 – 750 751 – 800 801 - 850	17 56 51 45 5	$5,248,176 23,053,845 25,412,250 20,865,515 1,657,690	6.88% 30.24 33.33 27.37 2.17
Total:	174	$76,237,476	100.00%
Weighted Average: 721

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
Cendant Mortgage Indymac Impac Mortgage UBS Conduit	26 104 17 27	$5,007,843 58,904,032 4,988,674 7,336,927	6.57% 77.26 6.54 9.62
Total:	174	$76,237,476	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
Cendant	26	$5,007,843	6.57%
Cenlar	15	3,306,506	4.34
GMAC Mortgage	5	2,617,240	3.43
INDYMAC	104	58,904,032	77.26
MIDAMERICA	6	933,534	1.22
Standard Mortgage Corp	1	479,646	0.63
Countrywide / Wells	17	4,988,674	6.54
Total:	174	$76,237,476	100.00%

Mortgage Ins.	# of Loans	Aggregate Balance	% of Aggregate Balance
MGIC MI (MI Company Unknown) PMI Mortgage Insurance ORIG LTV <= 80	2 4 2 166	$889,747 421,966 556,925 74,368,838	1.17% 0.55 0.73 97.55
Total:	174	$76,237,476	100.00%
% LTV > 80 NO MI: 0.00%

Current Delinquency (Days)	# of Loans	Aggregate Balance	% of Aggregate Balance
0 30 60	171 2 1	$74,798,043 959,786 479,646	98.11% 1.26 0.63
Total:	174	$76,237,476	100.00%